UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2009 (August 12, 2009)

CIT GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31369	65-1051192
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 Fifth Avenue New York, New York 10017
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 771-0505

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 -- Corporate Governance and Management

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On August 12, 2009, the Board of Directors of CIT Group Inc. (the "Company") approved amendments to the By-Laws of the Company to revise the advance notice provisions with respect to shareholder nominations for director and shareholder proposals.  The purpose of advance notice by-laws is to give companies and their stockholders adequate time and information to consider the business or nominees to be presented by stockholders at a stockholder meeting.  These provisions typically require stockholders to notify the company in advance of a stockholder meeting if they intend to present business or nominate directors at such a meeting and to provide certain related information.  If a stockholder has not complied with the company's advance notice by-laws, the company can seek to prevent a proposal from being submitted to a stockholder vote, or conclude that a director nomination is improper.

Among other things, the amendments to the By-Laws provide that (i) the advance notice provisions apply to all stockholder proposals and director nominations, (ii) stockholders must disclose fully all ownership interests, including derivatives, hedges, and other economic and voting interests with respect to themselves and any nominees for director, as well as any interest the nominating shareholder may have in a nomination, (iii) if an annual meeting is not scheduled within 25 days before or after the anniversary date of the prior year's annual meeting, then any notice by a stockholder must be received within 10 days after the earlier of the date the notice of annual meeting is mailed or public disclosure of the annual meeting was made, and (iv) the stockholder must update and supplement the information provided in the stockholder's notice so that the information is true and correct as of the record date for the annual meeting.

The Company's By-Laws, as amended through August 12, 2009, are attached hereto as Exhibit 3.1 and is incorporated herein by reference.  The foregoing description of the advance notice provisions of the Company's By-Laws is qualified in its entirety by reference to such Exhibit.

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure.

On August 17, 2009, the Company issued a press release announcing the expiration and final results of its cash tender offer for its outstanding Floating Rate Senior Notes due August 17, 2009 (the “Notes”), commenced on July 20, 2009 (as supplemented from time to time, the "Offer").  Exhibit 99.1 hereto contains a copy of the press release and is incorporated herein by reference.

The information in this Form 8-K that is furnished under this “Item 7.01 Regulation FD Disclosure” and the related Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits.

The following exhibits are filed herewith.

Exhibit No.	Description of Exhibit
3.1	Amended and Restated By-Laws of CIT Group Inc., as amended through August 12, 2009
99.1	Press Release, dated August 17, 2009

Forward-Looking Statement

This document contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All forward-looking statements (including statements regarding future financial and operating results) involve risks, uncertainties and contingencies, many of which are beyond CIT’s control, which may cause actual results, performance, or achievements to differ materially from anticipated results, performance, or achievements. All statements contained in this document that are not clearly historical in nature are forward-looking, and the words “anticipate,” “believe,” “expect,” “estimate,” “plan,” and similar expressions are generally intended to identify forward-looking statements. Economic, business, funding market, competitive and/or regulatory factors, among others, affecting CIT’s businesses are examples of factors that could cause actual results to differ materially from those described in the forward-looking statements. More detailed information about these factors are described in CIT’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2008 and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2009. CIT is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 17, 2009

CIT GROUP INC.

By:	/s/ Joseph M. Leone
Name: Joseph M. Leone
Title: Vice Chairman and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
3.1	Amended and Restated By-Laws of CIT Group Inc., as amended through August 12, 2009
99.1	Press Release, dated August 17, 2009